UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — October 12, 2005 (October 10, 2005)
Max Re Capital Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Max Re House 2 Front Street Hamilton, Bermuda (Address of principal executive offices)	HM 11 (Zip Code)
(441) 296-8000
(Registrant’s telephone number, including area code)
n/a
Former name or address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-1.1: UNDERWRITING AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE
EX-1.1: UNDERWRITING AGREEMENT
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01 OTHER EVENTS.
On October 11, 2005, Max Re Capital Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities, LLC and Citigroup Global Markets Inc., with regard to the issuance and sale of 11,000,000 common shares of the Company, par value $1.00 per share (the “Offering”). Net proceeds to the Company from the Offering are expected to be approximately $246 million. In addition, the Company has granted the underwriters an option to purchase up to 1,650,000 additional common shares in accordance with the terms set forth in the Underwriting Agreement. The shares will be issued pursuant to an effective shelf registration statement on Form S-3 (File No. 333-28596) previously filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).
The above description of the Underwriting Agreement does not purport to be complete statements of the parties’ rights and obligations under the agreements and the transactions contemplated by the Underwriting Agreement. The above description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.
The Company’s press release regarding the launch of the Offering is attached as Exhibit 99.1 hereto and the Company’s press release regarding the pricing of the Offering is attached as Exhibit 99.2 hereto and each of such press releases is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits
Exhibit 1.1 — Underwriting Agreement, dated October 11, 2005, by and among the Company, Banc of America Securities LLC and Citigroup Global Markets Inc.
Exhibit 99.1 — Press Release dated October 10, 2005.
Exhibit 99.2 — Press Release dated October 11, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Max Re Capital Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAX RE CAPITAL LTD.
By:	/s/ N. James Tees
	Name:	N. James Tees
	Title:	SVP, Treasurer and Secretary

Date: October 12, 2005

Exhibit Index

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated October 11, 2005, by and among the Company, Banc of America Securities LLC and Citigroup Global Marketing Inc.

Exhibit 99.1	Press Release dated October 10, 2005

Exhibit 99.2	Press Release dated October 11, 2005